UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2025

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Market Street Suite 650 Akron, Ohio	44305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 4, 2025, Babcock & Wilcox Enterprises, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the average closing price of the Company’s common stock, par value $0.01 per share, over the prior consecutive 30 trading-day period was below $1.00, which is the minimum average closing price required to maintain listing on the NYSE under Section 802.01C of the NYSE Listed Company Manual (the “NYSE Notice”).

Pursuant to Section 802.01C, the Company has a period of six months following receipt of the NYSE Notice to regain compliance with the minimum share price requirement. In order to regain compliance, on the last trading day of any calendar month during the cure period, the Company’s common stock must have (i) a closing price of at least $1.00 and (ii) an average closing price of at least $1.00 over the 30 trading-day period ending on the last trading day of such month. As required by the NYSE, the Company plans to respond timely to the NYSE that it intends to regain compliance with the minimum share price requirement.

The notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during the six-month cure period, subject to the Company’s compliance with the other continued listing requirements of the NYSE. The Company’s common stock will continue to trade on the NYSE under the symbol “BW” but will have an added designation of “.BC” to indicate the Company is not in compliance with the NYSE’s continued listing standards.

The NYSE Notice does not affect ongoing business operations of the Company or its reporting requirements with the U.S. Securities and Exchange Commission, nor does it trigger any violation of its debt obligations.

Item 4.01 Changes in Registrant’s Certifying Accountant

Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, has served as the Company’s auditor since 2014. As a matter of good corporate governance, the Company issued a Request for Proposal (“RFP”) regarding the Company’s engagement of an independent registered public accounting firm to audit the Company’s consolidated financial statements for its fiscal year ending December 31, 2025. Thereafter, the Company conducted a comprehensive, competitive RFP process in which multiple firms were invited to participate in this RFP process.

(a) Previous Independent Registered Public Accounting Firm

On April 4, 2025, the Company, with the approval of the Audit and Finance Committee of the Board of Directors of the Company, dismissed Deloitte and notified Deloitte of its dismissal and decision to change its independent registered public accounting firm.

Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in its report for the fiscal year ended December 31, 2024 regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 4, 2025, there were: (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal control over financial reporting as reported in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 31, 2025, related to (1) maintaining an effective control environment based on the criteria established in the Committee of Sponsoring Organizations (“COSO”) Framework, (2) maintaining effective risk assessment based on the criteria established in the COSO Framework, (3) maintaining effective control activities based on the criteria established in the COSO Framework, (4) generating and providing quality information and communication activities based on the criteria established in the COSO Framework and (5) designing and implementing monitoring activities based on the criteria established in the COSO Framework.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements made by the Company set forth above. A copy of Deloitte’s letter, dated April 10, 2025, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

The Audit and Finance Committee approved the Company’s recommendation to engage BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. BDO was engaged effective upon execution of its engagement letter with the Company on April 4, 2025.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 4, 2025, neither the Company nor anyone on its behalf has consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On April 10, 2025, the Company issued a press release announcing its receipt of the NYSE Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP dated April 10, 2025
99.1	Press Release, dated April 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

April 10, 2025	By:	/s/ Cameron Frymyer
Cameron Frymyer
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer and Duly Authorized Representative)